The Travelers Companies, Inc. Financial Supplement - Third Quarter 2026	Exhibit 99.2
 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc. Financial Highlights

($ and shares in millions, except for per share data)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Net income	$395	$1,509	$1,888	$2,496	$1,711	$2,208	$1,917	$3,792	$5,836
Net income per share:
Basic	$1.73	$6.63	$8.37	$11.24	$7.89	$10.41	$9.20	$16.69	$27.48
Diluted	$1.70	$6.53	$8.24	$11.06	$7.78	$10.26	$9.04	$16.45	$27.05
Core income	$443	$1,504	$1,867	$2,511	$1,696	$2,160	$1,947	$3,814	$5,803
Core income per share:
Basic	$1.94	$6.61	$8.27	$11.31	$7.82	$10.19	$9.34	$16.78	$27.32
Diluted	$1.91	$6.51	$8.14	$11.13	$7.71	$10.04	$9.18	$16.54	$26.90
Return on equity	5.6%	20.9%	24.7%	31.0%	21.1%	27.1%	24.7%	17.3%	24.3%
Core return on equity	5.6%	18.8%	22.6%	29.6%	19.7%	24.9%	22.1%	15.8%	22.3%
Total assets, at period end	$135,977	$138,873	$143,678	$143,708	$142,309	$143,580	$142,089	$143,678	$142,089
Total equity, at period end	$28,191	$29,518	$31,609	$32,894	$31,986	$33,121	$28,995	$31,609	$28,995
Book value per share, at period end	$124.43	$131.11	$141.72	$151.21	$150.42	$158.81	$141.48	$141.72	$141.48
Less: Net unrealized investment gains (losses), net of tax	(14.56)	(13.46)	(8.83)	(6.80)	(11.18)	(9.39)	(30.99)	(8.83)	(30.99)
Adjusted book value per share, at period end	$138.99	$144.57	$150.55	$158.01	$161.60	$168.20	$172.47	$150.55	$172.47

Weighted average number of common shares outstanding (basic)	226.9	225.9	224.1	220.3	215.2	210.5	206.9	225.6	210.9
Weighted average number of common shares outstanding and common stock equivalents (diluted)	230.4	229.3	227.5	224.0	218.4	213.6	210.6	228.9	214.2
Common shares outstanding at period end	226.6	225.1	223.0	217.5	212.6	208.6	204.9	223.0	204.9
Common stock dividends declared	$241	$252	$250	$244	$238	$266	$261	$743	$765
Common stock repurchased:
Under Board of Directors authorization
Shares	1.0	1.8	2.3	5.8	6.0	4.3	4.0	5.1	14.3
Cost	$250	$500	$625	$1,650	$1,800	$1,300	$1,500	$1,375	$4,600
Other
Shares	0.4	0.3	—	—	0.6	—	—	0.7	0.6
Cost	$108	$57	$3	$3	$185	$11	$8	$168	$204

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Reconciliation of Net Income to Core Income and Earnings per Share to Core Income per Share

($ and shares in millions, except earnings per share)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Net income
Net income	$395	$1,509	$1,888	$2,496	$1,711	$2,208	$1,917	$3,792	$5,836
Net realized investment (gains) losses, after-tax	48	(5)	(21)	15	(15)	(48)	30	22	(33)
Core income	$443	$1,504	$1,867	$2,511	$1,696	$2,160	$1,947	$3,814	$5,803
Basic
Net income per share	$1.73	$6.63	$8.37	$11.24	$7.89	$10.41	$9.20	$16.69	$27.48
Net realized investment (gains) losses, after-tax	0.21	(0.02)	(0.10)	0.07	(0.07)	(0.22)	0.14	0.09	(0.16)
Core income per share	$1.94	$6.61	$8.27	$11.31	$7.82	$10.19	$9.34	$16.78	$27.32
Diluted
Net income per share	$1.70	$6.53	$8.24	$11.06	$7.78	$10.26	$9.04	$16.45	$27.05
Net realized investment (gains) losses, after-tax	0.21	(0.02)	(0.10)	0.07	(0.07)	(0.22)	0.14	0.09	(0.15)
Core income per share	$1.91	$6.51	$8.14	$11.13	$7.71	$10.04	$9.18	$16.54	$26.90

Adjustments to net and core income and weighted average shares for net and core income EPS calculations:

Basic and Diluted	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Net income, as reported	$395	$1,509	$1,888	$2,496	$1,711	$2,208	$1,917	$3,792	$5,836
Participating share-based awards - allocated net income	(3)	(11)	(13)	(19)	(12)	(15)	(13)	(27)	(41)
Net income available to common shareholders - basic and diluted	$392	$1,498	$1,875	$2,477	$1,699	$2,193	$1,904	$3,765	$5,795

Core income, as reported	$443	$1,504	$1,867	$2,511	$1,696	$2,160	$1,947	$3,814	$5,803
Participating share-based awards - allocated core income	(3)	(11)	(14)	(18)	(12)	(15)	(14)	(28)	(41)
Core income available to common shareholders - basic and diluted	$440	$1,493	$1,853	$2,493	$1,684	$2,145	$1,933	$3,786	$5,762

Common Shares
Basic
Weighted average shares outstanding	226.9	225.9	224.1	220.3	215.2	210.5	206.9	225.6	210.9
Diluted
Weighted average shares outstanding	226.9	225.9	224.1	220.3	215.2	210.5	206.9	225.6	210.9
Weighted average effect of dilutive securities - stock options and performance shares	3.5	3.4	3.4	3.7	3.2	3.1	3.7	3.3	3.3
Diluted weighted average shares outstanding	230.4	229.3	227.5	224.0	218.4	213.6	210.6	228.9	214.2

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Income - Consolidated

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Revenues
Premiums	$10,710	$10,921	$11,135	$11,148	$10,605	$10,753	$11,103	$32,766	$32,461
Net investment income	930	942	1,033	1,054	1,008	1,070	1,098	2,905	3,176
Fee income	119	124	127	125	121	126	123	370	370
Net realized investment gains (losses)	(61)	6	27	(20)	49	60	(34)	(28)	75
Other revenues	112	123	148	125	141	144	122	383	407
Total revenues	11,810	12,116	12,470	12,432	11,924	12,153	12,412	36,396	36,489
Claims and expenses
Claims and claim adjustment expenses	8,006	6,789	6,594	5,832	6,382	5,922	6,487	21,389	18,791
Amortization of deferred acquisition costs	1,778	1,802	1,849	1,837	1,766	1,786	1,856	5,429	5,408
General and administrative expenses	1,459	1,545	1,572	1,544	1,541	1,565	1,582	4,576	4,688
Interest expense	99	99	111	116	116	113	118	309	347
Total claims and expenses	11,342	10,235	10,126	9,329	9,805	9,386	10,043	31,703	29,234
Income before income taxes	468	1,881	2,344	3,103	2,119	2,767	2,369	4,693	7,255
Income tax expense	73	372	456	607	408	559	452	901	1,419
Net income	$395	$1,509	$1,888	$2,496	$1,711	$2,208	$1,917	$3,792	$5,836

Other statistics
Effective tax rate on net investment income	17.9%	17.9%	17.8%	17.7%	17.4%	17.4%	17.3%	17.9%	17.4%
Net investment income (after-tax)	$763	$774	$850	$867	$833	$883	$908	$2,387	$2,624

Catastrophes, net of reinsurance:
Pre-tax	$2,266	$927	$402	$95	$761	$518	$538	$3,595	$1,817
After-tax	$1,790	$732	$318	$75	$601	$410	$424	$2,840	$1,435

Prior year reserve development - favorable:
Pre-tax	$378	$315	$22	$321	$413	$578	$234	$715	$1,225
After-tax	$297	$249	$16	$253	$325	$456	$185	$562	$966

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Underwriting gain (loss)	$(239)	$808	$1,099	$1,729	$955	$1,365	$1,147	$1,668	$3,467
Net investment income	763	774	850	867	833	883	908	2,387	2,624
Other income (expense), including interest expense	(81)	(78)	(82)	(85)	(92)	(88)	(108)	(241)	(288)
Core income	443	1,504	1,867	2,511	1,696	2,160	1,947	3,814	5,803
Net realized investment gains (losses)	(48)	5	21	(15)	15	48	(30)	(22)	33
Net income	$395	$1,509	$1,888	$2,496	$1,711	$2,208	$1,917	$3,792	$5,836
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	74.2%	61.7%	58.7%	51.8%	59.6%	54.6%	57.9%	64.7%	57.3%
Underwriting expense ratio	28.3%	28.6%	28.6%	28.4%	29.0%	29.0%	28.9%	28.5%	29.0%
Combined ratio	102.5%	90.3%	87.3%	80.2%	88.6%	83.6%	86.8%	93.2%	86.3%
Impact on combined ratio:
Net favorable prior year reserve development	(3.5)%	(2.9)%	(0.2)%	(2.9)%	(3.9)%	(5.4)%	(2.1)%	(2.2)%	(3.8)%
Catastrophes, net of reinsurance	21.2%	8.5%	3.6%	0.9%	7.2%	4.9%	4.8%	11.0%	5.6%
Underlying combined ratio	84.8%	84.7%	83.9%	82.2%	85.3%	84.1%	84.1%	84.4%	84.5%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Billing and policy fees and other	$28	$29	$28	$28	$25	$22	$22	$85	$69
Fee income:
Loss and loss adjustment expenses	$45	$45	$48	$48	$48	$49	$50	$138	$147
Underwriting expenses	74	79	79	77	73	77	73	232	223
Total fee income	$119	$124	$127	$125	$121	$126	$123	$370	$370
Non-insurance general and administrative expenses	$109	$113	$131	$110	$136	$132	$131	$353	$399

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Core Income - Consolidated

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Revenues
Premiums	$10,710	$10,921	$11,135	$11,148	$10,605	$10,753	$11,103	$32,766	$32,461
Net investment income	930	942	1,033	1,054	1,008	1,070	1,098	2,905	3,176
Fee income	119	124	127	125	121	126	123	370	370
Other revenues	112	123	148	125	141	144	122	383	407
Total revenues	11,871	12,110	12,443	12,452	11,875	12,093	12,446	36,424	36,414
Claims and expenses
Claims and claim adjustment expenses	8,006	6,789	6,594	5,832	6,382	5,922	6,487	21,389	18,791
Amortization of deferred acquisition costs	1,778	1,802	1,849	1,837	1,766	1,786	1,856	5,429	5,408
General and administrative expenses	1,459	1,545	1,572	1,544	1,541	1,565	1,582	4,576	4,688
Interest expense	99	99	111	116	116	113	118	309	347
Total claims and expenses	11,342	10,235	10,126	9,329	9,805	9,386	10,043	31,703	29,234
Core income before income taxes	529	1,875	2,317	3,123	2,070	2,707	2,403	4,721	7,180
Income tax expense	86	371	450	612	374	547	456	907	1,377
Core income	$443	$1,504	$1,867	$2,511	$1,696	$2,160	$1,947	$3,814	$5,803
Other statistics
Effective tax rate on net investment income	17.9%	17.9%	17.8%	17.7%	17.4%	17.4%	17.3%	17.9%	17.4%
Net investment income (after-tax)	$763	$774	$850	$867	$833	$883	$908	$2,387	$2,624
Catastrophes, net of reinsurance:
Pre-tax	$2,266	$927	$402	$95	$761	$518	$538	$3,595	$1,817
After-tax	$1,790	$732	$318	$75	$601	$410	$424	$2,840	$1,435
Prior year reserve development - favorable:
Pre-tax	$378	$315	$22	$321	$413	$578	$234	$715	$1,225
After-tax	$297	$249	$16	$253	$325	$456	$185	$562	$966

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Statutory underwriting
Gross written premiums	$11,890	$12,225	$12,292	$11,296	$11,750	$12,201	$12,060	$36,407	$36,011
Net written premiums	$10,515	$11,516	$11,472	$10,856	$10,323	$11,525	$11,481	$33,503	$33,329
Net earned premiums	$10,710	$10,897	$11,133	$11,146	$10,593	$10,749	$11,103	$32,740	$32,445
Losses and loss adjustment expenses	7,947	6,731	6,537	5,768	6,310	5,867	6,426	21,215	18,603
Underwriting expenses	3,098	3,260	3,239	3,114	3,400	3,271	3,277	9,597	9,948
Statutory underwriting gain (loss)	(335)	906	1,357	2,264	883	1,611	1,400	1,928	3,894
Policyholder dividends	13	10	12	10	12	8	12	35	32
Statutory underwriting gain (loss) after policyholder dividends	$(348)	$896	$1,345	$2,254	$871	$1,603	$1,388	$1,893	$3,862
Other statutory statistics
Reserves for losses and loss adjustment expenses	$58,091	$59,072	$59,620	$59,747	$59,215	$59,435	$60,316	$59,620	$60,316
Increase (decrease) in reserves	$1,765	$981	$548	$127	$(532)	$220	$881	$3,294	$569
Statutory capital and surplus	$27,785	$28,364	$29,965	$31,064	$31,063	$31,433	$31,596	$29,965	$31,596
Net written premiums/surplus (1)	1.57:1	1.55:1	1.48:1	1.43:1	1.42:1	1.41:1	1.40:1	1.48:1	1.40:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Written premiums
Gross	$11,890	$12,251	$12,293	$11,296	$11,765	$12,205	$12,059	$36,434	$36,029
Ceded	(1,375)	(708)	(820)	(440)	(1,427)	(676)	(579)	(2,903)	(2,682)
Net	$10,515	$11,543	$11,473	$10,856	$10,338	$11,529	$11,480	$33,531	$33,347
Earned premiums
Gross	$11,487	$11,749	$11,964	$11,952	$11,438	$11,632	$11,869	$35,200	$34,939
Ceded	(777)	(828)	(829)	(804)	(833)	(879)	(766)	(2,434)	(2,478)
Net	$10,710	$10,921	$11,135	$11,148	$10,605	$10,753	$11,103	$32,766	$32,461

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Business Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Revenues
Premiums	$5,465	$5,545	$5,700	$5,702	$5,493	$5,551	$5,862	$16,710	$16,906
Net investment income	656	662	727	737	708	762	766	2,045	2,236
Fee income	108	111	114	112	111	117	118	333	346
Other revenues	82	95	111	91	104	113	94	288	311
Total revenues	6,311	6,413	6,652	6,642	6,416	6,543	6,840	19,376	19,799
Claims and expenses
Claims and claim adjustment expenses	3,705	3,584	3,667	3,198	3,531	3,188	3,643	10,956	10,362
Amortization of deferred acquisition costs	917	944	973	962	938	945	1,001	2,834	2,884
General and administrative expenses	847	875	894	866	912	912	919	2,616	2,743
Total claims and expenses	5,469	5,403	5,534	5,026	5,381	5,045	5,563	16,406	15,989
Segment income before income taxes	842	1,010	1,118	1,616	1,035	1,498	1,277	2,970	3,810
Income tax expense	159	197	211	324	196	300	241	567	737
Segment income	$683	$813	$907	$1,292	$839	$1,198	$1,036	$2,403	$3,073
Other statistics
Effective tax rate on net investment income	17.8%	17.7%	17.7%	17.5%	17.3%	17.4%	17.3%	17.8%	17.3%
Net investment income (after-tax)	$539	$545	$598	$607	$586	$629	$633	$1,682	$1,848
Catastrophes, net of reinsurance:
Pre-tax	$509	$368	$139	$57	$379	$238	$157	$1,016	$774
After-tax	$402	$291	$110	$44	$299	$188	$124	$803	$611
Prior year reserve development - favorable (unfavorable):
Pre-tax	$74	$79	$(125)	$205	$162	$319	$41	$28	$522
After-tax	$58	$62	$(99)	$162	$127	$252	$32	$21	$411

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Underwriting gain	$157	$274	$318	$690	$261	$572	$418	$749	$1,251
Net investment income	539	545	598	607	586	629	633	1,682	1,848
Other income (expense)	(13)	(6)	(9)	(5)	(8)	(3)	(15)	(28)	(26)
Segment income	$683	$813	$907	$1,292	$839	$1,198	$1,036	$2,403	$3,073
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	66.8%	63.7%	63.3%	55.1%	63.3%	56.5%	61.2%	64.6%	60.3%
Underwriting expense ratio	29.4%	29.9%	29.6%	29.3%	30.5%	30.3%	29.7%	29.6%	30.2%
Combined ratio	96.2%	93.6%	92.9%	84.4%	93.8%	86.8%	90.9%	94.2%	90.5%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(1.3)%	(1.4)%	2.2%	(3.6)%	(2.9)%	(5.7)%	(0.7)%	(0.2)%	(3.1)%
Catastrophes, net of reinsurance	9.3%	6.7%	2.4%	1.0%	6.9%	4.3%	2.7%	6.1%	4.6%
Underlying combined ratio	88.2%	88.3%	88.3%	87.0%	89.8%	88.2%	88.9%	88.3%	89.0%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Billing and policy fees and other	$4	$5	$4	$4	$4	$3	$4	$13	$11
Fee income:
Loss and loss adjustment expenses	$45	$45	$48	$48	$48	$49	$50	$138	$147
Underwriting expenses	63	66	66	64	63	68	68	195	199
Total fee income	$108	$111	$114	$112	$111	$117	$118	$333	$346
Non-insurance general and administrative expenses	$91	$93	$112	$89	$107	$105	$105	$296	$317

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Business Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Statutory underwriting
Gross written premiums	$6,740	$6,359	$6,284	$5,840	$6,791	$6,527	$6,298	$19,383	$19,616
Net written premiums	$5,698	$5,765	$5,674	$5,514	$5,771	$5,980	$5,869	$17,137	$17,620
Net earned premiums	$5,465	$5,521	$5,698	$5,700	$5,481	$5,547	$5,862	$16,684	$16,890
Losses and loss adjustment expenses	3,650	3,530	3,614	3,138	3,463	3,138	3,586	10,794	10,187
Underwriting expenses	1,700	1,704	1,654	1,615	1,787	1,742	1,726	5,058	5,255
Statutory underwriting gain	115	287	430	947	231	667	550	832	1,448
Policyholder dividends	9	5	9	5	8	4	8	23	20
Statutory underwriting gain after policyholder dividends	$106	$282	$421	$942	$223	$663	$542	$809	$1,428

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Net written premiums by market
Domestic
Select Accounts	$976	$1,004	$920	$930	$1,006	$1,040	$932	$2,900	$2,978
Middle Market	3,166	3,034	3,232	3,109	3,329	3,235	3,448	9,432	10,012
National Accounts	312	329	273	348	343	344	286	914	973
National Property and Other	720	885	841	666	691	866	809	2,446	2,366
Total Domestic	5,174	5,252	5,266	5,053	5,369	5,485	5,475	15,692	16,329
International	524	540	409	461	417	499	393	1,473	1,309
Total	$5,698	$5,792	$5,675	$5,514	$5,786	$5,984	$5,868	$17,165	$17,638
Net written premiums by product line
Domestic
Workers’ compensation	$950	$821	$792	$786	$980	$835	$824	$2,563	$2,639
Commercial automobile	1,030	1,019	1,030	1,017	1,106	1,106	1,118	3,079	3,330
Commercial property	873	1,051	961	820	821	1,042	926	2,885	2,789
General liability	753	878	998	967	847	964	1,062	2,629	2,873
Commercial multi-peril	1,532	1,486	1,447	1,461	1,580	1,537	1,506	4,465	4,623
Other	36	(3)	38	2	35	1	39	71	75
Total Domestic	5,174	5,252	5,266	5,053	5,369	5,485	5,475	15,692	16,329
International	524	540	409	461	417	499	393	1,473	1,309
Total	$5,698	$5,792	$5,675	$5,514	$5,786	$5,984	$5,868	$17,165	$17,638

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Revenues
Premiums	$995	$1,021	$1,042	$1,049	$1,018	$1,056	$1,103	$3,058	$3,177
Net investment income	102	107	116	120	113	113	127	325	353
Other revenues	6	5	8	8	5	6	6	19	17
Total revenues	1,103	1,133	1,166	1,177	1,136	1,175	1,236	3,402	3,547
Claims and expenses
Claims and claim adjustment expenses	434	418	451	461	441	458	425	1,303	1,324
Amortization of deferred acquisition costs	187	195	197	199	194	204	215	579	613
General and administrative expenses	205	214	207	217	219	218	218	626	655
Total claims and expenses	826	827	855	877	854	880	858	2,508	2,592
Segment income before income taxes	277	306	311	300	282	295	378	894	955
Income tax expense	57	62	61	64	28	61	69	180	158
Segment income	$220	$244	$250	$236	$254	$234	$309	$714	$797
Other statistics
Effective tax rate on net investment income	18.4%	18.5%	17.7%	18.4%	18.5%	18.4%	17.6%	18.2%	18.1%
Net investment income (after-tax)	$83	$88	$95	$98	$92	$93	$104	$266	$289
Catastrophes, net of reinsurance:
Pre-tax	$19	$5	$—	$1	$8	$4	$1	$24	$13
After-tax	$15	$4	$—	$1	$7	$3	$—	$19	$10
Prior year reserve development - favorable:
Pre-tax	$67	$81	$43	$30	$65	$75	$95	$191	$235
After-tax	$52	$65	$33	$24	$51	$59	$75	$150	$185

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Underwriting gain	$133	$154	$150	$132	$159	$138	$202	$437	$499
Net investment income	83	88	95	98	92	93	104	266	289
Other income	4	2	5	6	3	3	3	11	9
Segment income	$220	$244	$250	$236	$254	$234	$309	$714	$797
Combined ratio (1)
Loss and loss adjustment expense ratio	43.2%	40.5%	42.9%	43.5%	43.0%	43.0%	38.2%	42.2%	41.3%
Underwriting expense ratio	39.3%	39.8%	38.7%	39.5%	40.3%	39.8%	39.1%	39.3%	39.7%
Combined ratio	82.5%	80.3%	81.6%	83.0%	83.3%	82.8%	77.3%	81.5%	81.0%
Impact on combined ratio:
Net favorable prior year reserve development	(6.7)%	(8.0)%	(4.2)%	(2.8)%	(6.4)%	(7.2)%	(8.6)%	(6.2)%	(7.4)%
Catastrophes, net of reinsurance	1.9%	0.5%	—%	0.1%	0.8%	0.4%	0.1%	0.8%	0.4%
Underlying combined ratio	87.3%	87.8%	85.8%	85.7%	88.9%	89.6%	85.8%	86.9%	88.0%

(1) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Billing and policy fees and other	$—	$—	$1	$—	$—	$1	$—	$1	$1
Non-insurance general and administrative expenses	$1	$2	$1	$2	$2	$2	$1	$4	$5

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Statutory underwriting
Gross written premiums	$1,129	$1,166	$1,160	$1,192	$1,211	$1,333	$1,317	$3,455	$3,861
Net written premiums	$999	$1,085	$1,080	$1,098	$1,066	$1,237	$1,209	$3,164	$3,512
Net earned premiums	$995	$1,021	$1,042	$1,049	$1,018	$1,056	$1,103	$3,058	$3,177
Losses and loss adjustment expenses	430	414	447	457	437	453	421	1,291	1,311
Underwriting expenses	422	434	424	433	676	469	467	1,280	1,612
Statutory underwriting gain (loss)	143	173	171	159	(95)	134	215	487	254
Policyholder dividends	4	5	3	5	4	4	4	12	12
Statutory underwriting gain (loss) after policyholder dividends	$139	$168	$168	$154	$(99)	$130	$211	$475	$242

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Net written premiums by market
Domestic
Management Liability	$553	$589	$613	$571	$572	$611	$649	$1,755	$1,832
Surety	333	342	342	337	381	480	414	1,017	1,275
Total Domestic	886	931	955	908	953	1,091	1,063	2,772	3,107
International	113	154	125	190	113	146	146	392	405
Total	$999	$1,085	$1,080	$1,098	$1,066	$1,237	$1,209	$3,164	$3,512
Net written premiums by product line
Domestic
Fidelity and surety	$394	$400	$407	$395	$447	$536	$482	$1,201	$1,465
General liability	440	469	475	458	455	491	508	1,384	1,454
Other	52	62	73	55	51	64	73	187	188
Total Domestic	886	931	955	908	953	1,091	1,063	2,772	3,107
International	113	154	125	190	113	146	146	392	405
Total	$999	$1,085	$1,080	$1,098	$1,066	$1,237	$1,209	$3,164	$3,512

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Revenues
Premiums	$4,250	$4,355	$4,393	$4,397	$4,094	$4,146	$4,138	$12,998	$12,378
Net investment income	172	173	190	197	187	195	205	535	587
Fee income	11	13	13	13	10	9	5	37	24
Other revenues	24	23	29	26	32	25	22	76	79
Total revenues	4,457	4,564	4,625	4,633	4,323	4,375	4,370	13,646	13,068
Claims and expenses
Claims and claim adjustment expenses	3,867	2,787	2,476	2,173	2,410	2,276	2,419	9,130	7,105
Amortization of deferred acquisition costs	674	663	679	676	634	637	640	2,016	1,911
General and administrative expenses	396	444	458	448	397	422	432	1,298	1,251
Total claims and expenses	4,937	3,894	3,613	3,297	3,441	3,335	3,491	12,444	10,267
Segment income (loss) before income taxes	(480)	670	1,012	1,336	882	1,040	879	1,202	2,801
Income tax expense (benefit)	(106)	136	205	250	178	213	173	235	564
Segment income (loss)	$(374)	$534	$807	$1,086	$704	$827	$706	$967	$2,237
Other statistics
Effective tax rate on net investment income	18.1%	18.0%	18.0%	17.7%	17.1%	17.1%	17.1%	18.0%	17.1%
Net investment income (after-tax)	$141	$141	$157	$162	$155	$161	$171	$439	$487
Catastrophes, net of reinsurance:
Pre-tax	$1,738	$554	$263	$37	$374	$276	$380	$2,555	$1,030
After-tax	$1,373	$437	$208	$30	$295	$219	$300	$2,018	$814
Prior year reserve development - favorable:
Pre-tax	$237	$155	$104	$86	$186	$184	$98	$496	$468
After-tax	$187	$122	$82	$67	$147	$145	$78	$391	$370

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Underwriting gain (loss)	$(529)	$380	$631	$907	$535	$655	$527	$482	$1,717
Net investment income	141	141	157	162	155	161	171	439	487
Other income	14	13	19	17	14	11	8	46	33
Segment income (loss)	$(374)	$534	$807	$1,086	$704	$827	$706	$967	$2,237
Combined ratio (1)
Loss and loss adjustment expense ratio	91.0%	64.0%	56.4%	49.4%	58.8%	54.9%	58.4%	70.3%	57.4%
Underwriting expense ratio	24.2%	24.4%	24.9%	24.6%	24.1%	24.6%	25.1%	24.5%	24.6%
Combined ratio	115.2%	88.4%	81.3%	74.0%	82.9%	79.5%	83.5%	94.8%	82.0%
Impact on combined ratio:
Net favorable prior year reserve development	(5.6)%	(3.6)%	(2.4)%	(1.9)%	(4.5)%	(4.5)%	(2.4)%	(3.8)%	(3.8)%
Catastrophes, net of reinsurance	40.9%	12.7%	6.0%	0.8%	9.1%	6.7%	9.2%	19.7%	8.4%
Underlying combined ratio	79.9%	79.3%	77.7%	75.1%	78.3%	77.3%	76.7%	78.9%	77.4%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Billing and policy fees and other	$24	$24	$23	$24	$21	$18	$18	$71	$57
Fee income	$11	$13	$13	$13	$10	$9	$5	$37	$24
Non-insurance general and administrative expenses	$6	$6	$5	$6	$14	$12	$12	$17	$38

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Statutory underwriting
Gross written premiums	$4,021	$4,700	$4,848	$4,264	$3,748	$4,341	$4,445	$13,569	$12,534
Net written premiums	$3,818	$4,666	$4,718	$4,244	$3,486	$4,308	$4,403	$13,202	$12,197
Net earned premiums	$4,250	$4,355	$4,393	$4,397	$4,094	$4,146	$4,138	$12,998	$12,378
Losses and loss adjustment expenses	3,867	2,787	2,476	2,173	2,410	2,276	2,419	9,130	7,105
Underwriting expenses	976	1,122	1,161	1,066	937	1,060	1,084	3,259	3,081
Statutory underwriting gain (loss)	$(593)	$446	$756	$1,158	$747	$810	$635	$609	$2,192
Policies in force (in thousands)
Automobile	3,118	3,083	3,050	3,025	2,819	2,801	2,769	3,050	2,769
Homeowners and Other	5,980	5,882	5,768	5,679	5,449	5,411	5,373	5,768	5,373

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Personal Insurance

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Net written premiums by product line
Domestic
Automobile	$1,859	$1,968	$2,062	$1,856	$1,756	$1,858	$1,892	$5,889	$5,506
Homeowners and Other	1,813	2,520	2,489	2,229	1,730	2,450	2,511	6,822	6,691
Total Domestic	3,672	4,488	4,551	4,085	3,486	4,308	4,403	12,711	12,197
International	146	178	167	159	—	—	—	491	—
Total	$3,818	$4,666	$4,718	$4,244	$3,486	$4,308	$4,403	$13,202	$12,197

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Statutory underwriting
Gross written premiums	$1,967	$2,083	$2,177	$1,967	$1,767	$1,861	$1,899	$6,227	$5,527
Net written premiums	$1,955	$2,074	$2,165	$1,956	$1,756	$1,858	$1,892	$6,194	$5,506
Net earned premiums	$2,071	$2,091	$2,091	$2,075	$1,892	$1,897	$1,874	$6,253	$5,663
Losses and loss adjustment expenses	1,270	1,320	1,300	1,393	1,145	1,137	1,192	3,890	3,474
Underwriting expenses	444	477	495	458	415	442	445	1,416	1,302
Statutory underwriting gain	$357	$294	$296	$224	$332	$318	$237	$947	$887
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	61.3%	63.1%	62.1%	67.1%	60.6%	59.9%	63.6%	62.2%	61.4%
Underwriting expense ratio	22.1%	22.2%	22.8%	22.3%	22.3%	22.9%	23.5%	22.3%	22.9%
Combined ratio	83.4%	85.3%	84.9%	89.4%	82.9%	82.8%	87.1%	84.5%	84.3%
Impact on combined ratio:
Net favorable prior year reserve development	(6.0)%	(5.0)%	(4.3)%	(3.0)%	(6.3)%	(4.5)%	(1.3)%	(5.1)%	(4.1)%
Catastrophes, net of reinsurance	1.9%	1.3%	0.9%	0.2%	0.9%	1.5%	1.1%	1.3%	1.2%
Underlying combined ratio	87.5%	89.0%	88.3%	92.2%	88.3%	85.8%	87.3%	88.3%	87.2%
Catastrophes, net of reinsurance:
Pre-tax	$39	$27	$19	$4	$15	$29	$22	$85	$66
After-tax	$30	$22	$15	$3	$12	$23	$17	$67	$52
Prior year reserve development - favorable:
Pre-tax	$125	$104	$89	$61	$120	$85	$25	$318	$230
After-tax	$98	$83	$70	$47	$95	$67	$20	$251	$182

Policies in force (in thousands)	3,118	3,083	3,050	3,025	2,819	2,801	2,769
Change from prior year quarter	(2.9)%	(3.1)%	(3.4)%	(4.0)%	(9.6)%	(9.1)%	(9.2)%
Change from prior quarter	(1.0)%	(1.1)%	(1.1)%	(0.8)%	(6.8)%	(0.6)%	(1.1)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Billing and policy fees and other	$14	$15	$14	$14	$13	$12	$11	$43	$36
Fee income	$6	$6	$7	$7	$5	$4	$3	$19	$12

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Statutory underwriting
Gross written premiums	$2,054	$2,617	$2,671	$2,297	$1,981	$2,480	$2,546	$7,342	$7,007
Net written premiums	$1,863	$2,592	$2,553	$2,288	$1,730	$2,450	$2,511	$7,008	$6,691
Net earned premiums	$2,179	$2,264	$2,302	$2,322	$2,202	$2,249	$2,264	$6,745	$6,715
Losses and loss adjustment expenses	2,597	1,467	1,176	780	1,265	1,139	1,227	5,240	3,631
Underwriting expenses	532	645	666	608	522	618	639	1,843	1,779
Statutory underwriting gain (loss)	$(950)	$152	$460	$934	$415	$492	$398	$(338)	$1,305
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	119.2%	64.8%	51.1%	33.6%	57.4%	50.7%	54.2%	77.7%	54.1%
Underwriting expense ratio	26.3%	26.5%	26.9%	26.7%	25.6%	26.0%	26.3%	26.6%	26.0%
Combined ratio	145.5%	91.3%	78.0%	60.3%	83.0%	76.7%	80.5%	104.3%	80.1%
Impact on combined ratio:
Net favorable prior year reserve development	(5.1)%	(2.2)%	(0.7)%	(1.1)%	(3.0)%	(4.4)%	(3.3)%	(2.6)%	(3.5)%
Catastrophes, net of reinsurance	78.0%	23.2%	10.7%	1.5%	16.3%	11.0%	15.8%	36.6%	14.4%
Underlying combined ratio	72.6%	70.3%	68.0%	59.9%	69.7%	70.1%	68.0%	70.3%	69.2%
Catastrophes, net of reinsurance:
Pre-tax	$1,699	$527	$244	$33	$359	$247	$358	$2,470	$964
After-tax	$1,343	$415	$193	$27	$283	$196	$283	$1,951	$762
Prior year reserve development - favorable:
Pre-tax	$112	$51	$15	$25	$66	$99	$73	$178	$238
After-tax	$89	$39	$12	$20	$52	$78	$58	$140	$188

Policies in force (in thousands)	5,980	5,882	5,768	5,679	5,449	5,411	5,373
Change from prior year quarter	(4.1)%	(4.6)%	(5.5)%	(6.3)%	(8.9)%	(8.0)%	(6.8)%
Change from prior quarter	(1.3)%	(1.6)%	(1.9)%	(1.5)%	(4.1)%	(0.7)%	(0.7)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Billing and policy fees and other	$10	$9	$9	$10	$8	$6	$7	$28	$21
Fee income	$5	$7	$6	$6	$5	$5	$2	$18	$12

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Interest Expense and Other

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Revenues
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	99	99	111	116	116	113	118	309	347
General and administrative expenses	11	12	13	13	13	13	13	36	39
Total claims and expenses	110	111	124	129	129	126	131	345	386

Loss before income tax benefit	(110)	(111)	(124)	(129)	(129)	(126)	(131)	(345)	(386)
Income tax benefit	(24)	(24)	(27)	(26)	(28)	(27)	(27)	(75)	(82)
Loss	$(86)	$(87)	$(97)	$(103)	$(101)	$(99)	$(104)	$(270)	$(304)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Consolidated Balance Sheet

($ and shares in millions)	September 30, 2026	December 31, 2025
Assets
Fixed maturities, available for sale, at fair value (amortized cost $97,423 and $91,717; allowance for expected credit losses of $2 and $3)	$89,372	$89,833
Equity securities, at fair value (cost $414 and $457)	640	618
Real estate investments	883	900
Short-term securities	5,561	5,716
Other investments	4,132	4,115
Total investments	100,588	101,182
Cash (including restricted cash of $147 and $132)	766	842
Investment income accrued	860	877
Premiums receivable (net of allowance for expected credit losses of $69 and $58)	12,142	10,992
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $142 and $129)	8,078	7,886
Ceded unearned premiums	1,488	1,283
Deferred acquisition costs	3,763	3,518
Deferred taxes	2,268	887
Contractholder receivables (net of allowance for expected credit losses of $13 and $16)	3,041	3,010
Goodwill	4,060	4,066
Other intangible assets	326	336
Other assets	4,709	4,279
Assets held for sale (1)	—	4,550
Total assets	$142,089	$143,708

Liabilities
Claims and claim adjustment expense reserves	$68,130	$65,737
Unearned premium reserves	23,525	22,431
Contractholder payables	3,054	3,026
Payables for reinsurance premiums	828	529
Debt	9,813	9,267
Other liabilities	7,744	7,282
Liabilities held for sale (1)	—	2,542
Total liabilities	113,094	110,814
Shareholders’ equity
Common stock (1,750.0 shares authorized; 204.9 and 217.5 shares issued and outstanding)	26,307	25,910
Retained earnings	60,002	54,931
Accumulated other comprehensive loss	(7,063)	(2,500)
Treasury stock, at cost (590.8 and 575.9 shares)	(50,251)	(45,447)
Total shareholders’ equity	28,995	32,894
Total liabilities and shareholders’ equity	$142,089	$143,708

(1) Amounts relate to the Canadian operations divested by the Company in the first quarter of 2026.

The Travelers Companies, Inc. Investment Portfolio

(at carrying value, $ in millions)	September 30, 2026	Pre-tax Book Yield (1)	December 31, 2025 (2)	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities	$63,036	4.26%	$63,051	4.11%
Tax-exempt fixed maturities	26,336	3.48%	26,782	3.29%
Total fixed maturities	89,372	4.02%	89,833	3.86%
Non-redeemable preferred stocks	33	2.02%	34	1.64%
Common stocks	607		584
Total equity securities	640		618
Real estate investments	883		900
Short-term securities	5,561	3.93%	5,716	3.86%
Private equities	2,753		2,749
Hedge funds	207		212
Real estate partnerships	806		832
Other investments	366		322
Total other investments	4,132		4,115
Total investments	$100,588		$101,182

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(6,352)		$(1,478)

(1) Yields are provided for those investments with an embedded book yield.

(2)  Excludes $3,347 million of total investments classified as held for sale.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	September 30, 2026		December 31, 2025 (1)
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,022		$3,857
Obligations of U.S. states and political subdivisions:
Pre-refunded	241		416
All other	30,300		30,962
Total	30,541		31,378
Debt securities issued by foreign governments	408		312
Mortgage-backed securities - principally obligations of U.S. Government agencies	12,507		13,232
Corporate and all other bonds	42,894		41,054
Total fixed maturities	$89,372		$89,833

Fixed Maturities Quality Characteristics (2)
	September 30, 2026		December 31, 2025 (1)
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$24,385	27.3%	$24,898	27.7%
Aa	31,321	35.0	33,027	36.7
A	20,929	23.4	19,660	21.9
Baa	11,687	13.1	11,198	12.5
Total investment grade	88,322	98.8	88,783	98.8
Ba	810	0.9	812	1.0
B	207	0.3	205	0.2
Caa and lower	33	—	33	—
Total below investment grade	1,050	1.2	1,050	1.2
Total fixed maturities	$89,372	100.0%	$89,833	100.0%
Average weighted quality	Aa3, AA-		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	5.3		4.7

(1)  Excludes $3,243 million of fixed maturities classified as held for sale.

(2) Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Gross investment income
Fixed maturities	$812	$833	$874	$914	$899	$930	$955	$2,519	$2,784
Short-term securities	57	55	73	68	75	53	59	185	187
Other	76	67	101	82	47	100	97	244	244
	945	955	1,048	1,064	1,021	1,083	1,111	2,948	3,215
Investment expenses	15	13	15	10	13	13	13	43	39
Net investment income, pre-tax	930	942	1,033	1,054	1,008	1,070	1,098	2,905	3,176
Income taxes	167	168	183	187	175	187	190	518	552
Net investment income, after-tax	$763	$774	$850	$867	$833	$883	$908	$2,387	$2,624

Effective tax rate	17.9%	17.9%	17.8%	17.7%	17.4%	17.4%	17.3%	17.9%	17.4%

Average invested assets (1) (2)	$101,000	$102,173	$105,655	$107,932	$106,666	$107,067	$108,727	$103,086	$107,566

Average yield pre-tax (1)	3.7%	3.7%	3.9%	3.9%	3.8%	4.0%	4.0%	3.8%	3.9%
Average yield after-tax	3.0%	3.0%	3.2%	3.2%	3.1%	3.3%	3.3%	3.1%	3.3%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

(2) Includes $3,347 million of invested assets classified as held for sale as of December 31, 2025.

The Travelers Companies, Inc. Net Realized Investment Gains (Losses) and Net Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Net realized investment gains (losses)
Fixed maturities	$(31)	$(17)	$(2)	$(19)	$(22)	$(32)	$(16)	$(50)	$(70)
Equity securities	(22)	20	39	8	1	91	(15)	37	77
Other (1)	(8)	3	(10)	(9)	70	1	(3)	(15)	68
Realized investment gains (losses) before tax	(61)	6	27	(20)	49	60	(34)	(28)	75
Related taxes	(13)	1	6	(5)	34	12	(4)	(6)	42
Net realized investment gains (losses)	$(48)	$5	$21	$(15)	$15	$48	$(30)	$(22)	$33

Gross investment gains	$4	$41	$45	$13	$277	$99	$5	$90	$381
Gross investment losses before impairments	(63)	(35)	(18)	(33)	(224)	(32)	(39)	(116)	(295)
Net investment gains (losses) before impairments	(59)	6	27	(20)	53	67	(34)	(26)	86
Net impairment (charges) recoveries	(2)	—	—	—	(4)	(7)	—	(2)	(11)
Net realized investment gains (losses) before tax	(61)	6	27	(20)	49	60	(34)	(28)	75
Related taxes	(13)	1	6	(5)	34	12	(4)	(6)	42
Net realized investment gains (losses)	$(48)	$5	$21	$(15)	$15	$48	$(30)	$(22)	$33

($ in millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$(4,171)	$(3,833)	$(2,481)	$(1,859)	$(3,003)	$(2,477)	$(8,049)
Other	(1)	2	(3)	(3)	(5)	(1)	—
Unrealized investment gains (losses) before tax	(4,172)	(3,831)	(2,484)	(1,862)	(3,008)	(2,478)	(8,049)
Related taxes	(873)	(800)	(514)	(384)	(630)	(518)	(1,697)
Balance, end of period	$(3,299)	$(3,031)	$(1,970)	$(1,478)	$(2,378)	$(1,960)	$(6,352)

(1)  Other net realized investment gains in the first quarter of 2026 were driven by net realized investment gains related to the Canadian operations divested by the Company in the first quarter of 2026.

The Travelers Companies, Inc. Reinsurance Recoverables

($ in millions)	September 30, 2026	December 31, 2025
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$4,555	$4,352
Gross structured settlements (2)	2,269	2,469
Mandatory pools and associations (3)	1,396	1,485
Gross reinsurance recoverables (4)	8,220	8,306
Allowance for estimated uncollectible reinsurance (5)	(142)	(135)
Less amounts classified as held for sale	—	285
Net reinsurance recoverables	$8,078	$7,886

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	September 30, 2026
Swiss Re Group	A+ second highest of 16 ratings	$635
Berkshire Hathaway	A++ highest of 16 ratings	421
Munich Re Group	A+ second highest of 16 ratings	350
Sompo Group	A+ second highest of 16 ratings	277
Arch Insurance Group	A+ second highest of 16 ratings	267

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, over half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	September 30, 2026
Fidelity & Guaranty Life Group	A third highest of 16 ratings	$619
Genworth Financial Group	B- eighth highest of 16 ratings	310
Pacific Life Group	A+ second highest of 16 ratings	200
Symetra Financial Corporation	A third highest of 16 ratings	171
Brighthouse Financial, Inc.	A third highest of 16 ratings	157

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at September 30, 2026, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $6.21 billion, or 91%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 95% were rated A- or better.  The remaining 9% of reinsurance recoverables comprised the following:  5% related to captive insurance companies, 1% related to voluntary pools and 3% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$42,909	$43,742	$44,477	$45,148	$45,383	$45,599	$45,760	$42,909	$45,383
Incurred	3,650	3,530	3,614	3,138	3,463	3,138	3,586	10,794	10,187
Paid	(2,847)	(2,890)	(2,915)	(2,912)	(2,635)	(2,973)	(2,776)	(8,652)	(8,384)
Foreign exchange and other (1)	30	95	(28)	9	(612)	(4)	(2)	97	(618)
End of period	$43,742	$44,477	$45,148	$45,383	$45,599	$45,760	$46,568	$45,148	$46,568
Bond & Specialty Insurance
Beginning of period	$4,938	$5,072	$5,249	$5,304	$5,367	$5,331	$5,448	$4,938	$5,367
Incurred	430	414	447	457	437	453	421	1,291	1,311
Paid	(325)	(307)	(372)	(396)	(336)	(334)	(361)	(1,004)	(1,031)
Foreign exchange and other (1)	29	70	(20)	2	(137)	(2)	—	79	(139)
End of period	$5,072	$5,249	$5,304	$5,367	$5,331	$5,448	$5,508	$5,304	$5,508
Personal Insurance
Beginning of period	$8,479	$9,277	$9,346	$9,168	$8,997	$8,285	$8,227	$8,479	$8,997
Incurred	3,867	2,787	2,476	2,173	2,410	2,276	2,419	9,130	7,105
Paid	(3,069)	(2,767)	(2,635)	(2,357)	(2,213)	(2,334)	(2,406)	(8,471)	(6,953)
Foreign exchange and other (1)	—	49	(19)	13	(909)	—	—	30	(909)
End of period	$9,277	$9,346	$9,168	$8,997	$8,285	$8,227	$8,240	$9,168	$8,240
Total
Beginning of period	$56,326	$58,091	$59,072	$59,620	$59,747	$59,215	$59,435	$56,326	$59,747
Incurred	7,947	6,731	6,537	5,768	6,310	5,867	6,426	21,215	18,603
Paid	(6,241)	(5,964)	(5,922)	(5,665)	(5,184)	(5,641)	(5,543)	(18,127)	(16,368)
Foreign exchange and other (1)	59	214	(67)	24	(1,658)	(6)	(2)	206	(1,666)
End of period	$58,091	$59,072	$59,620	$59,747	$59,215	$59,435	$60,316	$59,620	$60,316
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$277	$—	$—	$—	$295	$277	$295
All other	(74)	(79)	(152)	(205)	(162)	(319)	(336)	(305)	(817)
Total Business Insurance (2)	(74)	(79)	125	(205)	(162)	(319)	(41)	(28)	(522)
Bond & Specialty Insurance	(67)	(81)	(43)	(30)	(65)	(75)	(95)	(191)	(235)
Personal Insurance	(237)	(155)	(104)	(86)	(186)	(184)	(98)	(496)	(468)
Total	$(378)	$(315)	$(22)	$(321)	$(413)	$(578)	$(234)	$(715)	$(1,225)

(1)  The amount for 1Q2026 includes the impact of net reserves disposed of related to the Canadian operations divested by the Company in the first quarter of 2026.
(2)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Asbestos Reserves

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Asbestos reserves
Beginning reserves:
Gross	$1,708	$1,636	$1,555	$1,798	$1,700	$1,623	$1,525	$1,708	$1,700
Ceded	(370)	(357)	(318)	(352)	(345)	(330)	(310)	(370)	(345)
Net	1,338	1,279	1,237	1,446	1,355	1,293	1,215	1,338	1,355
Incurred losses and loss expenses:
Gross	—	—	327	—	—	—	376	327	376
Ceded	—	—	(50)	—	—	—	(81)	(50)	(81)
Paid loss and loss expenses:
Gross	72	83	84	98	77	98	90	239	265
Ceded	(13)	(39)	(16)	(8)	(15)	(20)	(15)	(68)	(50)
Foreign exchange and other:
Gross	—	2	—	—	—	—	—	2	—
Ceded	—	—	—	(1)	—	—	—	—	—
Ending reserves:
Gross	1,636	1,555	1,798	1,700	1,623	1,525	1,811	1,798	1,811
Ceded	(357)	(318)	(352)	(345)	(330)	(310)	(376)	(352)	(376)
Net	$1,279	$1,237	$1,446	$1,355	$1,293	$1,215	$1,435	$1,446	$1,435

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Capitalization

($ in millions)	September 30, 2026	December 31, 2025
Debt
Short-term debt
Commercial paper	$100	$100
7.75% Senior notes due April 15, 2026	—	200
Total short-term debt	100	300
Long-term debt
7.625% Junior subordinated debentures due December 15, 2027	125	125
4.95% Senior notes due July 24, 2031 (1)	750	—
6.375% Senior notes due March 15, 2033 (1)	500	500
5.05% Senior notes due July 24, 2035 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	750
5.45% Senior notes due May 25, 2053 (1)	750	750
5.70% Senior notes due July 24, 2055 (1)	750	750
Total long-term debt	9,804	9,054
Unamortized fair value adjustment	29	31
Unamortized debt issuance costs	(120)	(118)
	9,713	8,967
Total debt	9,813	9,267
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	35,347	34,372
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$45,160	$43,639
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	21.7%	21.2%

(1)  Redeemable anytime with “make-whole” premium.
See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	September 30, 2026 (1)	December 31, 2025
Statutory capital and surplus	$31,596	$31,064
GAAP adjustments
Goodwill and intangible assets	3,428	3,640
Investments	(7,327)	(1,238)
Noninsurance companies	(4,818)	(4,876)
Deferred acquisition costs	3,589	3,478
Deferred federal income tax	864	(446)
Current federal income tax	(14)	(6)
Reinsurance recoverables	150	41
Furniture, equipment & software	1,036	948
Agents balances	358	182
Other	133	107
Total GAAP adjustments	(2,601)	1,830
GAAP shareholders’ equity	$28,995	$32,894

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Cash Flows

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Cash flows from operating activities
Net income	$395	$1,509	$1,888	$2,496	$1,711	$2,208	$1,917	$3,792	$5,836
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	61	(6)	(27)	20	(49)	(60)	34	28	(75)
Depreciation and amortization	188	164	166	162	193	170	174	518	537
Deferred federal income tax expense (benefit)	31	(83)	320	(58)	51	(58)	(59)	268	(66)
Amortization of deferred acquisition costs	1,778	1,802	1,849	1,837	1,766	1,786	1,856	5,429	5,408
Equity in income from other investments	(53)	(42)	(74)	(57)	(23)	(75)	(72)	(169)	(170)
Premiums receivable	(459)	(438)	412	370	(434)	(961)	241	(485)	(1,154)
Reinsurance recoverables	(97)	78	(250)	132	(108)	(23)	(68)	(269)	(199)
Deferred acquisition costs	(1,822)	(1,917)	(1,877)	(1,757)	(1,837)	(1,912)	(1,907)	(5,616)	(5,656)
Claims and claim adjustment expense reserves	1,818	725	845	(88)	1,211	319	903	3,388	2,433
Unearned premium reserves	419	495	331	(661)	351	559	198	1,245	1,108
Other	(899)	47	644	289	(634)	(37)	661	(208)	(10)
Net cash provided by operating activities	1,360	2,334	4,227	2,685	2,198	1,916	3,878	7,921	7,992
Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,801	3,071	2,886	2,902	3,014	2,963	2,823	8,758	8,800
Proceeds from sales of investments:
Fixed maturities	253	348	178	53	251	134	532	779	917
Equity securities	68	32	31	29	52	64	18	131	134
Real estate investments	—	—	—	—	—	17	—	—	17
Other investments	63	79	68	111	60	65	78	210	203
Purchases of investments:
Fixed maturities	(4,296)	(4,847)	(5,376)	(4,252)	(5,356)	(4,799)	(5,386)	(14,519)	(15,541)
Equity securities	(25)	(35)	(34)	(32)	(25)	(31)	(21)	(94)	(77)
Real estate investments	(7)	(6)	(10)	(25)	(12)	(10)	(12)	(23)	(34)
Other investments	(96)	(80)	(86)	(84)	(69)	(112)	(89)	(262)	(270)
Net sales (purchases) of short-term securities	239	(215)	(2,051)	1,082	(945)	2,081	(982)	(2,027)	154
Securities transactions in the course of settlement	308	64	(4)	(224)	430	(400)	352	368	382
Proceeds from the divestiture of the Canadian business	—	—	—	—	2,384	—	4	—	2,388
Other	(116)	(127)	(155)	(135)	(119)	(137)	(130)	(398)	(386)
Net cash used in investing activities	(808)	(1,716)	(4,553)	(575)	(335)	(165)	(2,813)	(7,077)	(3,313)

The Travelers Companies, Inc. Statement of Cash Flows (Continued)

($ in millions)	1Q2025	2Q2025	3Q2025	4Q2025	1Q2026	2Q2026	3Q2026	YTD 3Q2025	YTD 3Q2026
Cash flows from financing activities
Treasury stock acquired - share repurchase authorizations	(250)	(500)	(619)	(1,635)	(1,785)	(1,313)	(1,487)	(1,369)	(4,585)
Treasury stock acquired - net employee share-based compensation	(102)	(22)	(1)	(2)	(149)	(5)	(5)	(125)	(159)
Dividends paid to shareholders	(240)	(250)	(247)	(242)	(237)	(263)	(259)	(737)	(759)
Payment of debt	—	—	—	—	—	(200)	—	—	(200)
Issuance of debt	—	—	1,233	—	—	—	744	1,233	744
Issuance of common stock - employee share options	57	70	36	51	86	38	88	163	212
Net cash provided by (used in) financing activities	(535)	(702)	402	(1,828)	(2,085)	(1,743)	(919)	(835)	(4,747)
Effect of exchange rate changes on cash and restricted cash	8	19	(6)	2	(5)	(2)	(1)	21	(8)
Net increase (decrease) in cash and restricted cash	25	(65)	70	284	(227)	6	145	30	(76)
Cash and restricted cash at beginning of period	699	724	659	729	842	615	621	699	842
Less amounts classified as held for sale at end of period	—	—	—	171	—	—	—	—	—
Cash and restricted cash at end of period	$724	$659	$729	$842	$615	$621	$766	$729	$766
Supplemental disclosure of cash flow information
Income taxes paid	$24	$538	$194	$518	$12	$1,100	$575	$756	$1,687
Interest paid	$61	$136	$60	$136	$94	$136	$94	$257	$324

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Shareholders’ equity	$28,191	$29,518	$31,609	$32,894	$31,986	$33,121	$28,995
Adjustments:
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	3,299	3,031	1,970	1,478	2,378	1,960	6,352
Net realized investment (gains) losses, net of tax	48	43	22	37	(15)	(63)	(33)
Adjusted shareholders’ equity	$31,538	$32,592	$33,601	$34,409	$34,349	$35,018	$35,314
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated, or reasonably expected by the Company to be designated, a catastrophe by one or more industry recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada. Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is reached and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2026 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance products and services to its customers, primarily in the United States, as well as in the United Kingdom, the Republic of Ireland and throughout other parts of the world, including as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology & Life Sciences, Public Sector Services, Energy, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Agribusiness, Northfield and National Programs; and International, including Global Services and a 20% quota-share reinsurance agreement with subsidiaries of Pelagos Insurance Capital Limited (formerly known as Fidelis Insurance Holdings Limited).  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom, and Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities and other runoff operations, including certain assumed reinsurance arrangements.

Bond & Specialty Insurance - Bond & Specialty Insurance offers surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers, primarily in the United States, and certain surety and/or specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), in each case utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employment practices liability, fidelity liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; in the United States only, property, workers’ compensation, auto and general liability for financial institutions; and transactional liability coverages to public and private companies.

Bond & Specialty Insurance’s surety business in Brazil is conducted through Junto Holding Brasil S.A. (Junto). The Company owns 49.5% of Junto, a market leader in surety coverages in Brazil. This joint venture investment is accounted for using the equity method and is included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance offers a broad range of property and casualty insurance products and services in the United States covering individuals’ personal risks. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.